EXHIBIT 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

      I, Hua-Cai Song, Chief Executive Officer of Jade Art Group Inc., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-Q for the transition period of Jade Art Group Inc. (the "Registrant") for the fiscal quarter ended June 30, 2008 resulting from the change of the Company's fiscal year end from July 31 to December 31 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2008
                                               /s/ Hua-Cai Song
                                               ---------------------------------
                                               Name:  Hua-Cai Song
                                               Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.